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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): June 28, 1996



                         Commission File Number 0-26304



                         SUNSTONE HOTEL INVESTORS, INC.
             (Exact name of registrant as specified in its charter)



                                    Maryland
         (State or other jurisdiction of incorporation or organization)


                                   52-1891908
                      (I.R.S. employer identification no.)



                       115 Calle de Industrias, Suite 201
                         San Clemente, California 92672
          (Address of principal executive offices, including zip code)



                                  714-361-3900
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (former name or former address, if changed since last report)


        The undersigned Registrant hereby amends the following items, the financial statements, Pro Forma Financial information and Exhibits of their Form 8-K dated June 28, 1996 as set forth in the pages attached hereto:



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         Item 7 of the Current Report on Form 8-K dated June 28, 1996 filed by
Sunstone Hotel Investors, Inc. is hereby amended to read in its entirety as follows:


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a) Financial Statements of Businesses Acquired. The financial statements that were otherwise required to be included in this Form 8-K/A were previously filed in the Prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1934, as amended, with the Commission on August 8, 1996 as File Number 333-07685, and are hereby incorporated by reference.

         (b) Pro Forma Financial Information. The pro forma financial information that was otherwise required to be included in this Form 8-K/A was included in the Prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1934, as amended, with the Commission on August 8, 1996 as File Number 333-07685, and is hereby incorporated by reference.





SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SUNSTONE HOTEL INVESTORS, INC.




Date:  August 28, 1996                 By:  /s/ Robert A. Alter, President
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                                                Robert A. Alter, President